UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 6, 2024

BRAEMAR HOTELS & RESORTS INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35972	46-2488594
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway
Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 6, 2024 (the “Effective Date”), CHH Torrey Pines Hotel Partners, LP and CHH Torrey Pines Tenant Corp. (together, “Seller”), indirect subsidiaries of Braemar Hotels & Resorts Inc. (the “Company”), entered into an Agreement of Purchase and Sale (the “Agreement”) with JRK Torrey Pines Hotel Owner LLC (“Purchaser”), for the sale of the Hilton La Jolla Torrey Pines hotel (“Hilton Torrey Pines”) for $165 million in cash, subject to customary pro-rations and adjustments (the “Purchase Price”). The Company owns an indirect 75% equity interest in Seller. The sale of the hotel is expected to close in the second quarter of 2024, subject to customary closing conditions.

The Agreement contains terms, conditions, covenants, representations and warranties and indemnities from each of the respective parties that are customary and typical for a transaction of this nature. Several conditions to closing on the sale remain to be satisfied, and there can be no assurance that the sale transaction will be completed on the general terms described above or at all.

ITEM 8.01    OTHER EVENTS.

Shareholder Value Creation Plan

On May 3, 2024, the board of directors of the Company (the “Board”), reflecting its commitment to creating long-term value to shareholders, approved notable capital market activities and strategic updates (the “Shareholder Value Creation Plan”), including:
•The sale of Hilton Torrey Pines for $165 million, and evaluating the sale of two other hotels
•The repayment of all of its 2024 debt maturities
•A $50 million preferred share redemption program
•A $50 million common share repurchase authorization

Share Repurchase Program

On May 3, 2024, the Board approved a new share repurchase program (the “Repurchase Program”) pursuant to which the Board granted a repurchase authorization to acquire shares of the Company’s common stock, par value $0.01 per share, having an aggregate value of up to $50 million. The Company intends to begin share repurchases as soon as practicable and may repurchase shares through open market transactions, privately negotiated transactions or other means. The timing and amount of any transactions will be subject to the discretion of the Company based upon market conditions, and the program may be suspended or terminated at any time by the Company at its discretion without prior notice. The Board’s authorization replaced any previous repurchase authorizations.

Press Release

A copy of the press release announcing the Company’s entry into the Agreement, its Shareholder Value Creation Plan and the approval of the Repurchase Program is attached hereto as Exhibit 99.1.

Forward-Looking Statements

Certain statements and assumptions in this Item 7.01 contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this Item 7.01 include, among others, statements about the Company’s intentions regarding the Repurchase Program. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside the Company’s control. The forward-looking statements included in this Item 7.01 are only made as of the date of this Current Report on Form 8-K. Readers should not place undue reliance on these forward-looking statements. The Company is not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

Additional Information and Where to Find it

The Company has filed a revised Preliminary Proxy Statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) on April 25, 2024 (the “Preliminary Proxy Statement”) and intends to file a definitive proxy statement and other relevant materials with respect to the Company’s solicitation of proxies for the annual meeting of stockholders expected to be held on July 30, 2024 (the “Annual Meeting”). INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. The Preliminary Proxy Statement (and the definitive proxy statement and other relevant materials when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at the Company’s website, http://www.bhrreit.com, under the “Investor” link, or by requesting them in writing or by telephone from us at 14185 Dallas Parkway, Suite 1200, Dallas, Texas 75254, Attn: Investor Relations or (972) 490-9600.

Participants

The Company and its directors and executive officers will be participants in the solicitation of proxies with respect to a solicitation by the Company. Information about those executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the Preliminary Proxy Statement. Investors and security holders may obtain additional information regarding direct and indirect interests of the Company and its executive officers and directors in the matters to be voted upon at the Annual Meeting by reading the Preliminary Proxy Statement. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit Number         Description

99.1    Press Release of the Company, dated May 6, 2024
104    Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAEMAR HOTELS & RESORTS INC.

Dated: May 6, 2024	By:	/s/ Alex Rose
Alex Rose
Executive Vice President, General Counsel & Secretary